UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2006

VENTURE CATALYST INCORPORATED

(Exact Name of registrant as specified in its charter)

Utah	000-11532	33-0618806
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

591 Camino De La Reina, Suite 418 San Diego, California	92108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (619) 330-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 28, 2006, the Compensation Committee of the Board of Directors (the “Committee”) of Venture Catalyst Incorporated (“VCAT”) awarded discretionary bonuses to VCAT’s executive officers, including VCAT’s named executive officers (as defined in Item 402(a)(2) of Regulation S-B promulgated by the Securities and Exchange Commission), in accordance with VCAT’s Annual Incentive Program (the “Program”). Each executive officer’s bonus was based on his or her performance and the performance of VCAT during the fiscal year ending on June 30, 2006. The bonuses were in the following amounts:

Name	Title	Bonus
L. Donald Speer, II	Chairman of the Board	$50,000
Greg Shay	Chief Executive Officer and President	$35,000
Kevin McIntosh	Senior Vice President, Chief Financial Officer	$20,000
Javier Saenz	Senior Vice President, Information Systems	$20,000
Edward Fasulo	Executive Vice President, Gaming Group	$7,500
Andrew Laub	Executive Vice President, Finance	$4,000
Jana McKeag	Vice President, Governmental Relations	$3,000

On June 28, 2006, the Committee amended VCAT’s Profit Sharing Plan (the “Plan”) in effect for the fiscal year ending June 30, 2006 to update the references in Attachment A thereto to reflect the current officer titles of L. Donald Speer II as Chairman of the Board and Greg Shay as Chief Executive Officer and President.

On June 28, 2006, the Committee also reaffirmed the continuation of the Plan for the fiscal year ending on June 30, 2007 (“fiscal 2007”) with no change to the current terms, including the Plan Award formulas, Earnings Target, Award Cap percentage, Fixed Award formulas, the designation of Messrs. Speer, Shay and McIntosh for Fixed Awards and references to Mr. Speer’s title as Chairman of the Board and Mr. Shay’s title as Chief Executive Officer and President, in Attachment A to the Plan. The Plan is part of the Program.

The Program, which VCAT initially put into effect on July 1, 2003, consists of the Plan and discretionary cash bonuses. All full-time regular employees may participate in the Plan, provided that they meet certain eligibility requirements. Individual awards are based on “Fixed Award” formulas and “Discretionary Awards”. Prior to the start of each fiscal year, which begins on July 1 and ends on June 30 (a “Plan Year”), the Committee will approve the Plan Award formulas, establish an earnings target and set an award cap, which will be a percentage of an individual’s base salary. Fixed Awards formulas will be determined at the beginning of each Plan Year and will be set forth in written Award Agreements. Discretionary Awards will be determined at the end of each Plan Year.

A copy of the Program, including the Plan, as amended and reaffirmed, is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Venture Catalyst Incorporated Annual Incentive Program, including the Profit Sharing Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 29, 2006	VENTURE CATALYST INCORPORATED

	By:	/S/ Kevin McIntosh
Kevin McIntosh
Senior Vice President, Chief Financial Officer, Secretary and Treasurer

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Exhibit Index

Exhibit Number	Description
99.1	Venture Catalyst Incorporated Annual Incentive Program, including the Profit Sharing Plan, as amended.

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